Exhibit 107 to Form
F-10
EX-FILING
FEES
Calculation of Filing Fee Tables

Form F-10	Form F-3
(Form Type)	(Form Type)
Thomson Reuters Corporation	TR Finance LLC
Thomson Reuters Applications Inc.
Thomson Reuters (Tax & Accounting) Inc.
West Publishing Corporation
(Exact Name of Registrant as Specified in its Charter)	(Exact Name of Registrant as Specified in its Charter)
Table 1: Newly Registered Securities

	Security Type	Security Class Title	Fee Calculation Rule or Instruction	Amount Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Maximum Aggregate Offering Price (2)	Fee Rate	Amount of Registration Fee

Fees to Be Paid	Debt	Debt Securities of Thomson Reuters Corporation	457(o)	(1)	(1)	(2)	0.00015310

	Debt	Debt Securities of TR Finance LLC	457(o)	(1)	(1)	(2)	0.00015310

	Debt	Guarantees of Debt Securities of Thomson Reuters Corporation	457(n)	(3)	(3)	(3)	0.00015310	(3)

	Debt	Guarantees of Debt Securities of TR Finance LLC	457(n)	(3)	(3)	(3)	0.00015310	(3)

Fees Previously Paid	—	—	—	—	—	—		—

	Total Offering Amounts					$3,000,000,000		$459,300

	Total Fees Previously Paid							—

	Total Fee Offsets							$442,800

	Net Fee Due							$16,500

(1)
There are being registered under this registration statement on Form
F-10
and Form
F-3
(this “Registration Statement”) such indeterminate number of debt securities of Thomson Reuters Corporation (“TRC”) and TR Finance LLC (together with TRC, the “Debt Issuers”) in an aggregate principal amount of up to US$3,000,000,000, together with (i) in the case of debt securities issued by TR Finance LLC, the full and unconditional guarantee by TRC; and (ii) in the case of debt securities issued by either of the Debt Issuers, subsidiary guarantees by one or more of each of Thomson Reuters Applications Inc., Thomson Reuters (Tax & Accounting) Inc. and West Publishing Corporation (collectively, together with the Debt Issuers, the “Registrants”).

(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act with respect to the debt securities to be sold by the Debt Issuers. In no event will the aggregate principal amount of all debt securities sold by the Debt Issuers from time to time pursuant to this Registration Statement exceed US$3,000,000,000.

(3)	The guarantees being registered hereon are being sold without separ a te consideration. Pursuant to Rule 457(n) under the Securities Act, no separate fee for the guarantees is payable.

Table 2: Fee Offset Claims and Sources

	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rule 457(p)

Fee Offset Claims	Thomson Reuters Corporation, TR Finance LLC , Thomson Reuters Applications Inc., Thomson Reuters (Tax & Accounting) Inc. and West Publishing Corporation	F-10 and Form F-3	333-279991, 333-280007, 333-280007-01, 333-280007-02 and 333-280007-03	June 6, 2024		$442,800 (1)	Debt	(1)	Debt Securities (1)	$3,000,000,000

Fee Offset Sources	Thomson Reuters Corporation, TR Finance LLC, Thomson Reuters Applications Inc., Thomson Reuters (Tax & Accounting) Inc. and West Publishing Corporation	F-10 and Form F-3	333-279991, 333-280007, 333-280007-01, 333-280007-02 and 333-280007-03		June 6, 2024						$219,650(1)

Fee Offset Sources	Thomson Reuters Corporation, TR Finance LLC, Thomson Reuters Applications Inc., Thomson Reuters (Tax & Accounting) Inc. and West Publishing Corporation	F-10 and Form F-3	333-265525, 333-265541, 333-265541-01, 333-265541-02 and 333-265541-03		June 10, 2022						— (1)

Fee Offset Sources	Thomson Reuters Corporation, TR Finance LLC, Thomson Reuters Applications Inc., Thomson Reuters (Tax & Accounting) Inc. and West Publishing Corporation	F-10 and Form F-3	333-239390, 333-239392, 333-239392-01, 333-239392-02 and 333-239392-03		June 23, 2020						$223,150 (1)

(1)
The Registrants previously filed a registration statement on Form
F-10
and
F-3
(File Nos.
333-279991,
333-280007,
3
33-
280007-01,
333-280007-02
and
333-280007-03)
(the “Prior Registration Statement”), initially filed on June 6, 2024, amended on June 18, 2024 and declared effective on June 24, 2024, which registered an indeterminate number of debt securities in an aggregate principal amount of up to US$3,000,000,000, and a registration fee of $442,800 was payable in connection therewith, of which the Registrants paid $219,650 and carried over $223,150 of unused registration fees from the registration statement on Form
F-10
and Form
F-3
(File Nos.
333-265525,
333-265541,
333-265541-01,
333-265541-02
and
333-265541-03)
(the “2022 Registration Statement”), which in turn had been carried over from the Registrants’ registration statement on Form
F-10
and Form
F-3
(File Nos.
333-239390,
333-239392,
333-239392-01,
333-239392-02
and
333-239392-03)
(the “2020 Registration Statement”). The Prior Registration Statement was not used, resulting in US$3,000,000,000 as the unsold aggregate offering amount. Accordingly, all of the filing fees from the Prior Registration Statement (including $219,650 of the registration fees that were paid on the Prior Registration Statement and the $223,150 of the unused registration fees carried over from the 2022 Registration Statement that had been carried over from the 2020 Registration Statement) are being carried over to this Registration Statement, and results in a fee offset of $442,800. The Registrants have terminated or completed any offerings that included the unsold securities under the Prior Registration Statement, the 2022 Registration Statement and the 2020 Registration Statement.